UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2011

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INNSUITES HOSPITALITY TRUST
(Exact Name of Registrant as Specified in Charter)

 Ohio             001-07062             34-6647590
(State or Other Jurisdiction                          (Commission                                          (IRS Employer
 of Incorporation)                                    File Number)                                          Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
                     Suite 105, Phoenix, Arizona                                           85020
(Address of Principal Executive Offices)                                 (Zip Code)

Registrant's telephone number, including area code    (602) 944-1500

______________________Not Applicable___________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2011, Mr. Robert Mazakis submitted to InnSuites Hospitality Trust (the "Trust") his resignation from the position of principal accounting officer of the Trust effective July 15, 2011.  Concurrently, Mr. Mazakis will also be resigning from his position as controller of the Trust.  Mr. Anthony Waters, chief financial officer of the Trust, will assume the duties of principal accounting officer.  Although the Trust will be hiring a new controller, Mr. Waters will retain the duties of principal accounting officer going forward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:  /s/ Anthony B. Waters
Anthony B. Waters
Chief Financial Officer
Date:  July 6, 2011